UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ALZAMEND NEURO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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DEFINITIVE PROXY STATEMENT

Alzamend Neuro, Inc.

3480 Peachtree Road NE

Second Floor, Suite 103

Atlanta, GA 30326

(844) 722-6333

NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

TO BE HELD ON JULY 8, 2024

We cordially invite you to attend the Special Meeting of Stockholders (the “Meeting”) of Alzamend Neuro, Inc. (the “Company”). In the interest of providing our stockholders with greater access and flexibility to attend the Meeting, NOTICE IS HEREBY GIVEN that the location, date and time of the Meeting will be held in a virtual meeting format only on Monday, July 8, 2024 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting, please click the Virtual Stockholder Meeting link: meetnow.global/M5M6G4W. To log in to the virtual meeting, you will join as a “Stockholder.” You will be required to have a control number.

Details regarding logging onto and attending the Meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To approve, pursuant to Rule 5635 of the Nasdaq Stock Market, the conversion of the Company’s shares of Series A convertible preferred stock (the “Series A Preferred Stock”) into shares of common stock, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase shares of Common Stock, for a total purchase price of up to $25,000,000.00, issued pursuant to the Securities Purchase Agreement dated May 8, 2024 and the Certificate of Designations of the Rights and Preferences of Series A Convertible Preferred Stock (the “Series A Proposal”); and

•	To approve of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the proposal before the Meeting (the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on May 29, 2024 as the date for a determination of the stockholders of record entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Whether or not you plan to attend the Meeting, it is important that you vote your shares. Regardless of the number of shares you own, please promptly vote your shares by telephone (before the Meeting) or Internet or, if you have received printed copies of the proxy materials, by marking, signing and dating the proxy card and returning it in the postage paid envelope provided.

Atlanta, Georgia	BY ORDER OF THE BOARD OF DIRECTORS,
May 31, 2024
/s/ Stephan Jackman
Stephan Jackman
Chief Executive Officer

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL NO. 1: APPROVAL, PURSUANT TO NASDAQ RULE 5635, OF THE CONVERSION OF SHARES OF OUR SERIES A PREFERRED STOCK AND EXERCISE OF WARRANTS PURSUANT TO THE SECURITIES PURCHASE AGREEMENT WITH THE INVESTOR	8
Description of the Securities Purchase Agreement and the SPA Securities	8
Stockholder Approval Requirement	10
Reasons for Transaction	10
Effect on Current Stockholders; Dilution	10
Required Vote and Board Recommendation	10
PROPOSAL NO. 2: ADJOURNMENT	11
General	11
Required Vote and Board Recommendation	11
PRINCIPAL STOCKHOLDERS	12
OTHER MATTERS	14

Alzamend Neuro, Inc.

3480 Peachtree Road NE

Second Floor, Suite 103

Atlanta, GA 30326

(844) 722-6333

PRELIMINARY PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 8, 2024

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Alzamend Neuro, Inc. (the “Company”), for use at the Special Meeting of the Company’s stockholders (the “Meeting”) to be held in virtual format on Monday, July 8, 2024 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person, and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about June 3, 2024.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting, please click the Virtual Stockholder Meeting link: meetnow.global/M5M6G4W. To log in to the virtual meeting, you will join as a “Stockholder.” You will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Stephan Jackman, the Company’s Chief Executive Officer and David J. Katzoff, the Company’s Chief Financial Officer, or either one of them who acts, will vote:

•	FOR APPROVAL, pursuant to Rule 5635 of the Nasdaq Stock Market, the conversion of the Company’s shares of Series A convertible preferred stock (the “Series A Preferred Stock”) into shares of common stock, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase shares of Common Stock, for a total purchase price of up to $25,000,000.00, issued pursuant to the Securities Purchase Agreement dated May 8, 2024 and the Certificate of Designations of the Rights and Preferences of Series A Convertible Preferred Stock (the “Series A Proposal”); and

•	FOR APPROVAL of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the proposal before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Stephan Jackman, the Company’s Chief Executive Officer and David J. Katzoff, the Company’s Chief Financial Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of May 29, 2024 (the “Record Date”), there were (i) 7,376,011 shares of Common Stock issued and outstanding, (ii) 78.8236 shares of Series A Preferred Stock, which as of the Record Date were convertible into 1,719,537 shares of Common Stock and (iii) 2,100 shares of the Company’s Series B Convertible Preferred Stock, which as of the Record Date were convertible into 5,198,019 shares of Common Stock, provided, however, that the holder is only permitted to cast a vote representing 2,406,600 shares of Common Stock, instead of the 5,198,019 shares of Common Stock issuable upon conversion of the Series B Preferred Stock, in accordance with the terms of the Amended and Restated Certificate of Designation of the Rights and Preferences of the Series B Preferred Stock (the “Series B Preferred Stock” and with the Common Stock and the Series A Preferred Stock, the “Capital Stock”), which together constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

However, the purchaser of the Series A Preferred Stock and Warrants (the “Investor”), will not be permitted to vote more than 19.99% of the aggregate number of shares of Common Stock outstanding as of May 8, 2024, the date of execution of the Securities Purchase Agreement, or 1,375,310 shares of Common Stock, until such time as Proposal No. 1 has been approved by the Company’s stockholders. Further, the Investor will not be permitted to vote on Proposal No. 1.

A majority of the total votes entitled to be cast will constitute a quorum at the Meeting; of the 11,502,148 outstanding shares of Capital Stock, or 5,751,075 such shares, will constitute a quorum at the Meeting, provided that no more than 1,375,310 shares of Series A Preferred Stock and Common Stock held by the Investor that may be voted will be counted as part of the Capital Stock, as only a portion of the Common Stock and Series A Preferred Stock held by the Investor will be eligible to vote on the matters to be presented to the stockholders.

Accordingly, for purposes of the votes eligible to be cast at the Meeting, the term “Eligible Capital Stock” as used herein shall mean 10,126,838 such shares for purposes of Proposal No. 1 and 11,502,148 such shares for purposes of Proposal No. 2.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, one proposal at this Meeting is considered a “non-routine” matter, and brokers are not entitled to vote uninstructed shares with respect to this proposal. Only the Adjournment Proposal is a routine matter that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows:

•	For each matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of Eligible Capital Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the proposal. Since Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Notwithstanding the foregoing, for purposes of Proposal No. 1, only the shares of Common Stock and Series B Preferred Stock issued and outstanding as of the Record Date will be eligible to vote on such proposal.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is entitled to vote at the Meeting?

The Board has fixed the close of business on May 29, 2024 as the Record Date for a determination of the stockholders entitled to notice of, and to vote at, the Meeting.

As of the Record Date, the voting power of the Company consisted of (i) 7,376,011 shares of Common Stock issued and outstanding, (ii) 78.8236 shares of Series A Preferred Stock, which as of the Record Date were convertible into 1,719,537 shares of Common Stock (provided that no more than 1,090,750 shares of Series A Preferred Stock and Common Stock held by the Investor that may be voted will be counted as part of the Capital Stock) and (iii) 2,100 shares of the Series B Preferred Stock, which as of the Record Date were convertible into 2,100,000 shares of Common Stock, which together constitute all of the outstanding voting capital stock of the Company.

Each holder of record of Common Stock as of the Record Date is entitled to one vote for each share held. All stockholders are encouraged to vote at the Meeting, as further described herein.

How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote?

Proposals		Vote Required	Broker Discretionary Votes Allowed (1)	Effect of Broker Non-votes (1)
1.	Proposal No. 1: Conversion of Series A Preferred Stock and Exercise of Warrants	Majority of the vote present and entitled to be cast	No	None
2	Proposal No. 2: Adjournment	Majority of the vote present and entitled to be cast	Yes	None

(1)	Proposal No. 1 is considered “non-routine” whereas Proposal No. 2 is considered a “routine” proposal. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted for Proposal No. 1.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, the proposal to approve Proposal No. 1 is considered a “non-routine” matter, and brokers are not entitled to vote uninstructed shares with respect to this proposal. The proposal to adjourn the Meeting is a routine matter that brokers are entitled to vote upon without receiving instructions.

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Meeting. According to our records, you were a stockholder of the Company as of the end of business on May 29, 2024, the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about June 3, 2024, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

●	the Notice of Special Meeting of Stockholders;

●	this Proxy Statement for the Meeting; and

●	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Stephan Jackman, the Company’s Chief Executive Officer, and David J. Katzoff, the Company’s Chief Financial Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/ALZN.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/M5M6G4W. To log in to the virtual meeting, you will join as a “Stockholder.” You will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The virtual meeting will begin promptly at Noon Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent for this Meeting, Computershare Trust Company, N.A. (“Computershare”), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on July 5, 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Computershare by:

By email:	Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare Trust Company, N.A.
Alzamend Neuro Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are using the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to safely attend and participate in the Meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Alzamend Neuro, Inc., 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion to approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the proposal before the Meeting.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any non-routine proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Eligible Capital Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

What constitutes a quorum?

We must have a quorum to carry on the business of the Meeting. Our Bylaws provide that the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Meeting or any adjournment thereof. Broker non-votes and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there is a routine matter presented at the Meeting.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Meeting may adjourn the Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 P.M. Eastern Time on July 5, 2024. Proxies submitted by mail should be received before 9:00 A.M. Eastern Time on July 8, 2024.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Chief Executive Officer at Alzamend Neuro, Inc., 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” approval of the Series A Proposal; and

•	“FOR” approval of the Adjournment Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

PROPOSAL 1.

APPROVAL, PURSUANT TO NASDAQ RULE 5635, OF THE CONVERSION OF SHARES OF OUR SERIES A PREFERRED STOCK AND EXERCISE OF WARRANTS PURSUANT TO THE SECURITIES PURCHASE AGREEMENT WITH THE INVESTOR

We are asking our stockholders to approve the issuance by the Company to the Investor of (i) up to Two Thousand, Five Hundred (2,500) shares of Series A Preferred Stock, in addition to any PIK Shares (as defined below), and (ii) Warrants (and with the Series A Preferred Stock, the “SPA Securities”) to purchase up to Twenty Million (20,000,000) shares of Common Stock for a total purchase price of up to $25 million dollars (the “Preferred Transaction”), which purchase price shall consist of (i) cash, and (ii) the surrender for cancellation of a term note in the aggregate principal amount of $311,356.16 (the “Note”), all pursuant to that certain Securities Purchase Agreement (the “SPA”) by and between the Company and the Investor dated May 8, 2024 (the “Execution Date”).

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Common Stock outstanding as of the date of the SPA. If this Proposal No. 1 is not approved by our stockholders, the Company will need to raise cash financing from a different source, which would likely increase the difficulty that the Company would experience in obtaining adequate financing on terms as reasonable as those agreed to by the Investor, which would in turn prevent or curtail the Company’s ability to satisfy Nasdaq’s Rule 5550(b)(1) (the “Equity Rule”), which requires that issuers have no less than Two Million, Five Hundred Thousand Dollars ($2,500,000) in stockholders’ equity. The Company has appeared before a Nasdaq hearing panel to appeal for more time to satisfy the requirements of the Equity Rule. The Company was successful in its appeal before the Nasdaq hearings panel and was granted until September 23, 2024 to comply with the Equity Rule. The Company believes that it will be able to meet the requirements of the Equity Rule by that date, but only if this Proposal No. 1 is approved by its stockholders.

Description of the SPA and the SPA Securities

Description of the SPA

Holders of the Series A Preferred Stock are entitled to written notice of stockholder meetings or written consents, along with related materials and information, in accordance with the Company’s Bylaws and the Delaware General Corporation Law (“DGCL”).

Pursuant to the SPA, the initial tranche offering consisted of a registered direct offering (the “Offering”) of 50 shares of Series A Preferred Stock (the “Registered Direct Preferred Shares”) sold to the Investor for gross proceeds of $500,000. The Offering closed on May 10, 2024. The Offering was made pursuant to the Company’s (i) shelf registration statement on Form S-3 (File No. 333-273610) filed with the SEC on August 2, 2023 and declared effective by the SEC on August 10, 2023 and (ii) a prospectus supplement filed by the Company with the SEC on May 10, 2024, which also relates to the offer and sale of the Registered Direct Preferred Shares and up to 1,375,310 shares of Common Stock underlying the Registered Direct Preferred Shares (the “Registered Conversion Shares”).

Concurrently with the sale of the Registered Direct Preferred Shares, pursuant to the SPA in a concurrent private placement (the “Private Placement”), the Company sold to the Investor 50 shares of unregistered Series A Preferred Stock (the “Private Placement Preferred Shares”) for gross proceeds of $500,000, of which $311,356.16 (which included accrued but unpaid interest) was paid by the Investor by the surrender for cancellation of the Note issued by the Company to the Investor on April 29, 2024 in the principal face amount of $310,000. In addition, in connection with the Registered Direct Preferred Shares and Private Placement Preferred Shares purchased by the Investor at the closing of the Initial Tranche, the Investor received from the Company unregistered Warrants to purchase an aggregate of 800,000 Warrant Shares.

Pursuant to the SPA, the Investor shall purchase up to an additional 2,400 shares of Series A Preferred Stock based on the following milestones:

•	150 shares of Series A Preferred Stock, for $1,500,000, upon filing of a resale registration statement (the “Registration Statement”);

•	250 shares, for $2,500,000, within 30 days of the effectiveness of the Registration Statement;

•	200 shares of Series A Preferred Stock, for $2,000,000, within 60 days of the effectiveness of the Registration Statement and execution of a partnership agreement with a nationally renowned research facility for a clinical trial; and

•	100 shares of Series A Preferred Stock, for $1,000,000, on each monthly anniversary of the effectiveness of the Registration Statement until all shares of Private Series A Preferred have been sold.

In the event that the average closing price of the Common Stock during the prior three trading days preceding a closing date above shall not be equal to or greater than the Floor Price (as defined below), then the applicable closing shall be delayed until such time as the price meets the required threshold.

The SPA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the SPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The Company agreed to pay Ault Lending, LLC, a related party, an origination fee of five percent (5%) of the total gross proceeds it receives from the Investor from the purchase of Series A Preferred Stock.

Description of the Series A Preferred Stock

Conversion Rights

Each share of Series A Preferred Stock has a stated value of $10,000.00 and is convertible into shares of Common Stock based on the conversion price (the “Conversion Price”), which is defined as (x) the stated value of the Preferred Shares being converted plus all accrued but unpaid dividends, divided by (y) the greater of (i) $0.25 per share (the “Floor Price”), and (ii) the lesser of (A) $1.50 and (B) 80% of the lowest closing price of the Common Stock during the three trading days immediately prior to the date of conversion. The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, but not below the Floor Price. The Floor Price shall, however, be adjusted for stock dividends, stock splits, stock combinations or other similar transactions.

Voting Rights

The holders of the Series A Preferred Stock are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the DGCL and the Nasdaq Stock Market, LLC (the “Exchange”), provided however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series A Preferred Stock is entitled to cast, shall not be lower than $0.563 (the “Voting Floor Price”), which represents the closing sale price of the Common Stock on the trading day immediately prior to the Execution Date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Dividend Rights

The holders of Series A Preferred Stock are entitled to cumulative cash dividends at an annual rate of 15%, or $1,500.00 per share (the “Dividend Amount”), based on the stated value per share. Notwithstanding the foregoing, for as long as any share(s) of Series A Preferred Stock shall remain outstanding, the Dividend Amount shall be paid in either shares of Series A Preferred Stock (the “PIK Shares”) or cash, in the Investor’s sole discretion, in each case equal to the Dividend Amount. Dividends shall accrue from the date of issuance and are payable quarterly in arrears.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series A Preferred Stock have a preferential right to receive an amount equal to the stated value per share of Series A Preferred Stock before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of Series A Preferred Stock. The Series A Preferred Stock rank senior over other classes of preferred stock, including the Series B Preferred Stock. Additionally, any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Certificate of Designation of the Rights and Preferences of the Series A Preferred Stock (the “Certificate”).

Description of the Warrants

At each tranche closing, the Company will issue the Investor the Warrants, which grant the Investor the right to purchase a specified number of Common Stock (the “Warrant Shares”). The exercise price of the Warrants is $1.25 (the “Exercise Price”) and the number of Warrant Shares is determined by dividing the actual investment amount by the Exercise Price. The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events. The Warrants have a five-year term, expiring on the fifth anniversary of the Closing Date, and become exercisable on the Execution Date.

The foregoing descriptions of the SPA, the Certificate and the Warrants and the transaction contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the SPA filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 9, 2024 (the “Form 8-K”) and the forms of the Certificate, the Warrants and the Registration Rights Agreement, copies which are filed as Exhibits 3.1, 4.1 and 10.2, respectively, to the 8-K and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the SPA provides that the number of shares to be issued to the Investor is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the date of the SPA until such time as the stockholders of the Company approve the issuance of additional shares, which include the shares underlying the SPA Securities.

Rule 5635 of the Nasdaq requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal No. 1 will constitute stockholder approval for purposes of Rule 5635 of the Nasdaq.

We are seeking stockholder approval for the issuance of a presently indeterminate number of shares of Common Stock to the Investor in connection with the conversion of the Series A Preferred Stock and the exercise of the Warrants.

Our stockholders are not entitled to dissenters’ rights with respect to this proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company will need to raise significant cash financing to operate and expand its operations and meet the requirements of the Equity Rule. In the event that the Company is unable to obtain funding from the Investor through its acquisition of SPA Securities for cash through the consummation of the SPA, the Company anticipates it would need to seek alternative methods of raising cash for future expansion of its business, likely under far less favorable terms than those offered by the Investor.

Effect on Current Stockholders; Dilution

The SPA does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to the Investor pursuant to the terms of the SPA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue the Investor all 119,152,944 shares which it may acquire with stockholder approval (presuming that all shares of Series A Preferred Stock, minus those that have already been converted as of the Record Date, were converted at the Floor Price, no PIK Shares are issued and all Warrants were exercised on the Record Date), the Investor would have acquired approximately 94.2% of the 126,528,955 shares that would then have been outstanding as of the Record Date.

The availability for sale of a large amount of shares by the Investor may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with the Investor to address the possible effect on the price of our Common Stock of the sale by the Investor of its shares.

Required Vote and Board Recommendation

The issuance of shares underlying the SPA Securities to the Investor requires the receipt of the affirmative vote of a majority of the shares of the Eligible Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock underlying the SPA Securities to the Investor in order to comply with Rule 5635 of the Nasdaq.

PROPOSAL 2.

ADJOURNMENT

General

The Company is asking stockholders to approve, if necessary, an adjournment of the Meeting to solicit additional proxies in favor of Proposal No. 1 (the “Adjournment”). Any Adjournment of the Meeting for the purpose of soliciting additional proxies will allow the stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used. While the Company expects that the proposal before the Meeting will be approved, it is including this Proposal No. 2 in order to give street name holders sufficient time to vote.

Required Vote and Board Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter.

The Board unanimously recommends that stockholders vote “FOR” the Adjournment Proposal.

PRINCIPAL STOCKHOLDERS

The following table sets forth the number of shares of the Common Stock beneficially owned as of the Record Date by (i) those persons known by the Company to be owners of more than 5% of the outstanding Common Stock, (ii) each director, (iii) each named executive officer (as such term is defined under the SEC Rules, and (iv) the Company’s current executive officers and directors as a group. As of the Record Date, there were 7,376,011 shares of our Common Stock issued and outstanding. Unless otherwise specified in the notes to the below table, the address for each person is: c/o Alzamend Neuro, Inc., 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326, Attention: Corporate Secretary.

Greater than 5% Beneficial Owners:	Number of shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
Ault Life Sciences, Inc. (1)	996,197	13.51%
Ault Lending, LLC (2)	5,969,718	47.48%
Ault Alliance, Inc. (3)	5,970,829	47.48%

Directors and Executive Officers
Milton C. Ault, III (1) (2) (3) (4)	7,139,389	56.77%
Stephan Jackman (5)	203,033	2.68%
David J. Katzoff (6)	105,998	1.42%
Henry C.W. Nisser (7)	83,333	1.12%
Kenneth S. Cragun (8)	100,000	1.34%
William B. Horne (9)	183,332	2.45%
Mark Gustafson (10)	24,000	*
Lynne Fahey McGrath, M.P.H., Ph.D. (11)	25,000	*
Jeffrey Oram (12)	26,666	*
Andrew H. Woo, M.D., Ph.D. (12)	26,666	*
All directors and named executive officers as a group (10 persons)		%

* Less than 1% of outstanding shares.

(1)	Milton C. (Todd) Ault, III, our Founder and Chairman Emeritus, has sole voting and investment power with respect to the shares of Common Stock held of record by Ault Life Sciences, Inc. (“ALSI”).

(2)	Mr. Ault has voting and investment power with respect to the securities held by Ault Lending. Consists of (i) 771,699 shares of Common Stock and (ii) 5,198,019 shares of Common Stock issuable upon conversion of Series B Preferred Stock. Excludes (A) 2,100,000 shares of Common Stock underlying warrants that are not currently exercisable and (B) 222,222 shares of Common Stock underlying currently exercisable warrants due to a beneficial ownership blocker limitation provision contained therein. Notwithstanding the foregoing, Ault Lending is only permitted to cast a vote representing 2,406,600 shares of Common Stock, instead of the 5,198,019 shares of Common Stock issuable upon conversion of the Series B Preferred Stock, in accordance with the terms of the Amended and Restated Certificate of Designation of the Rights and Preferences of the Series B Preferred Stock.

(3)	Mr. Ault has voting and investment power with respect to the securities held by Ault Alliance. Ault Lending is a wholly owned subsidiary of Ault Alliance. Consists of (i) 1,111 shares of Common Stock underlying currently exercisable warrants, (ii) 996,197 shares of Common Stock held by ALSI and (iii) 5,198,019 shares of Common Stock issuable upon conversion of Series B Preferred Stock held by Ault Lending. Excludes (A) 2,100,000 shares of Common Stock underlying warrants held by Ault Lending that are not currently exercisable and (B) 222,222 shares of Common Stock underlying currently exercisable warrants held by Ault Lending due to a beneficial ownership blocker limitation provision contained therein.

(4)	Consists of (i) 166,865 shares of our Common Stock held by Mr. Ault, (ii) 771,699 shares of Common Stock held by Ault Lending, (iii) 5,198,019 shares of Common Stock issuable upon conversion of Series B Preferred Stock held by Ault Lending, (iv) 996,197 shares of Common Stock held by ALSI, (v) 5,498 shares of Common Stock held by Ault Life Sciences Fund, LLC (“ALSF”) and (vi) 1,111 shares of Common Stock underlying currently exercisable warrants held by Ault Alliance. Excludes (A) 2,100,000 shares of Common Stock underlying warrants held by Ault Lending that are not currently exercisable and (B) 222,222 shares of Common Stock underlying currently exercisable warrants held by Ault Lending due to a beneficial ownership blocker limitation provision contained therein. Mr. Ault has sole voting and investment power with respect to the securities held of record by ALSF.

(5)	Consist of (i) 3,033 shares of our Common Stock and (ii) 200,000 shares of our Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(6)	Consists of (i) 5,400 shares of our Common Stock, (ii) 600 shares of our Common Stock issuable upon the exercise of warrants and (iii) 99,998 shares of our Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(7)	Represents shares of our Common Stock issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days. Mr. Nisser’s address is 122 East 42nd Street, 50th Floor, Suite 5000, New York, New York 10168.

(8)	Represents shares of our Common Stock issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days.

(9)	Consists of (i) 66,666 shares of our Common Stock and (ii) 116,666 shares of our Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(10)	Consists of (i) 4,000 shares of our Common Stock and (ii) 20,000 shares of our Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(11)	Consists of (i) 5,000 shares of our Common Stock owned by Dr. McGrath and (ii) 20,000 shares of our Common Stock issuable upon the exercise of stock options owned by Dr. McGrath that are currently exercisable or exercisable within 60 days.

(12)	Consists of (i) 6,666 shares of our Common Stock and (ii) 20,000 shares of our Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Meeting and does not intend to present any other matters.

If you do not plan to attend the Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Meeting, at your request, the Company will cancel your previously submitted proxy.

By Order of the Board of Directors,

/s/ Stephan Jackman
Stephan Jackman
Chief Executive Officer

May 31, 2024

Using a black inkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.0408ZA++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2024 Special Meeting Proxy Card1. To approve, pursuant to Rule 5635 of the Nasdaq Stock Market,the conversion of the Company's shares of Series A convertiblepreferred stock (the "Series A Preferred Stock") into shares ofcommon stock, par value $0.0001 per share (the "CommonStock"), and warrants (the "Warrants") to purchase shares ofCommon Stock, for a total purchase price of up to$25,000,000.00, issued pursuant to the Securities PurchaseAgreement dated May 8, 2024 and the Certificate ofDesignations of the Rights and Preferences of Series AConvertible Preferred Stock (the "Series A Proposal"); and2. To approve of the adjournment of the Meeting to a later date ortime, if necessary, to permit further solicitation and vote of proxiesif, based upon the tabulated vote at the time of the Meeting, thereare not sufficient votes to approve the proposal before the Meeting(the "Adjournment Proposal").ForAgainstAbstainForAgainstAbstainProposals ? The Board of Directors unanimously recommends a vote FORProposals 1 and 2.A1UPXYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/ALZN orscan the QR code ? login details arelocated in the shaded bar below.Save paper, time and money! Sign up for electronic delivery atwww.envisionreports.com/ALZNPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters ? here's how to vote!

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ALZNNotice of 2024 Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting ? July 8, 2024The undersigned, revoking all prior proxies, does hereby appoint STEPHAN JACKMAN, DAVID J. KATZOFF, and HENRY C.W. NISSER, or any of them, with fullpowers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Special Meeting ofthe Stockholders of Alzamend Neuro, Inc., to be held on July 8, 2024, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet atmeetnow.global/M5M6G4W, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on thebooks of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before themeeting. The matters stated on the reverse side were proposed by the Company, except as indicated. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1 and 2.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Alzamend Neuro, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ?Please print new address below.Comments? Please print your comments below.Non-Voting ItemsC++Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/ALZN2024 Special Meeting of Alzamend Neuro, Inc., StockholdersThe 2024 Special Meeting of Stockholders of Alzamend Neuro, Inc. will be held onJuly 8, 2024 at 12:00 P.M. Eastern Time, virtually via the Internet at meetnow.global/M5M6G4WTo access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

1UPXUsing a black inkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.04091A++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2024 Special Meeting Proxy Card1. To approve, pursuant to Rule 5635 of the Nasdaq Stock Market,the conversion of the Company's shares of Series A convertiblepreferred stock (the "Series A Preferred Stock") into shares ofcommon stock, par value $0.0001 per share (the "CommonStock"), and warrants (the "Warrants") to purchase shares ofCommon Stock, for a total purchase price of up to$25,000,000.00, issued pursuant to the Securities PurchaseAgreement dated May 8, 2024 and the Certificate ofDesignations of the Rights and Preferences of Series AConvertible Preferred Stock (the "Series A Proposal"); and2. To approve of the adjournment of the Meeting to a later date ortime, if necessary, to permit further solicitation and vote of proxiesif, based upon the tabulated vote at the time of the Meeting, thereare not sufficient votes to approve the proposal before the Meeting(the "Adjournment Proposal").ForAgainstAbstainForAgainstAbstainProposals ? The Board of Directors unanimously recommends a vote FORProposals 1 and 2.A

Notice of 2024 Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting ? July 8, 2024The undersigned, revoking all prior proxies, does hereby appoint STEPHAN JACKMAN, DAVID J. KATZOFF, and HENRY C.W. NISSER, or any of them, with fullpowers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Special Meeting ofthe Stockholders of Alzamend Neuro, Inc., to be held on July 8, 2024, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet atmeetnow.global/M5M6G4W, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on thebooks of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before themeeting. The matters stated on the reverse side were proposed by the Company, except as indicated. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1 and 2.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Alzamend Neuro, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qImportant notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.edocumentview.com/ALZN